UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): April 23, 2024
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

During the quarter ended March 31, 2024, TransUnion (the "Company") reorganized its operations to merge its Consumer Interactive operating segment with its U.S. Markets operating segment. This change aligns with the Company's transformation plan for an integrated U.S. business with increased cross-selling activities and common enabling functions to achieve greater cost efficiencies.
In addition, the Company has changed the responsibility for certain international operations previously managed within the U.S. Markets segment to certain regions within the International segment.
As a result, the Company has two operating segments, U.S. Markets and International, which are consistent with its reportable segments, and reflect the structure of the Company’s internal organization, the method by which the Company’s resources are allocated and the manner by which the chief operating decision maker assesses the Company’s performance.
The reporting of certain revenue from the acquisition of Argus Information and Advisory Services, Inc. and Commerce Signals, Inc., which were previously reported within the Financial Services vertical, are now reported in Emerging Verticals in the U.S. Markets operating segment. While this change does not impact the Company's operating segments, it does impact the Company's disaggregated revenue disclosures.
For informational purposes and to assist investors in making comparisons of the Company’s historical financial information with future financial information that will reflect the realignment of the Company’s operating segments, unaudited historical financial information for 2022 and 2023 has been recast to reflect the realignment of the Company’s two segments. The recast segment information is included as Exhibit 99.1. The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported. This Form 8-K, including Exhibit 99.1, does not restate previously reported financial information for any period, nor does it reflect any subsequent information or events, other than as required to reflect the realignment of operating segments as described above. This Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2022 and 2023 and the Company’s interim filings for such years filed with the Securities and Exchange Commission.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated herein by reference, is furnished and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited recast historical segment financial information for 2022 and 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: April 23, 2024	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer